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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 4, 2006

                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

                 000-28107                      88-0399260
          (Commission File Number)   (IRS Employer Identification No.)

                6100 NEIL ROAD, SUITE 500, RENO, NV   89511-1149
             (Address of Principal Executive Offices) (Zip Code)

                                 (416) 884-8807
              (Registrant's Telephone Number, Including Area Code)


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a012 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS:

     (a) Date of completion of disposition of assets: October 4, 2006

     (b) All the mining claims in the Porcupine Mining Division and Red Lake Mining District

     (c) Osprey Gold Corp. sold its mining claims to Coldrock Resources Inc. which has no material relationship to the registrant or any of its affiliates, or any Director or Officer of the registrant, or any associate of any such Director or Officer.

     (d) $2,100,000 USD in cash



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS:

     (1) On September 29, 2006 Peter Hug resigned as a Director


ITEM 8.01 OTHER EVENTS

As Leliever et al, were found in Contempt by the United States District Court, District of Nevada, and did not provide the required financial information, the letter of intent with Flair Petroleum Ltd., was cancelled.

The action initiated by Gordon Leliever, Betty North, Douglas Budden and Boardwalk Creations ("Plaintiffs" or "Leliever Group") against Counterclaimants Georges Benarroch, Linda Kent, Jean-Jacques Treyvaud, and Related parties ("Defendants" or "Benarroch Group") was dismissed by the United States District Court, District of Nevada on July 26th, 2006 pursuant to the Settlement Agreement and Mutual Release between the parties executed on July 17th, 2006 (the "Settlement").

The Settlement called for control of Osprey to remain with the Benarroch Group. In addition, the Leliever Group was required to surrender 61,150,000 common shares of Osprey it owned: 3,100,000 common shares were owned by Gordon Leliever and 58,050,000 common shares were owned by Boardwalk Creations Ltd., a company controlled by Betty North. All these common shares have been returned to the Treasury and cancelled. Furthermore, on or before August 16, 2006, the Leliever Group failed to satisfy all of the Conditions of the Settlement Agreement:
Osprey is continuing its action in Canada.

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Also, the "Leliever Group" was found in contempt by the United States District
Court, District of Nevada. Excerpts from the Minutes of Court, dated June 15th, 2006 state: "the Court finds by clear and convincing evidence Mr. Leliever has procured the absence of the core logs and samples. The Court finds a failure to fully account has been demonstrated. The Court finds the Court Order has been violated. The Court further finds the items are critical to the corporation and are assets. The absence of the assets caused severe prejudice." Subsequent to the Court findings, a Settlement Agreement and Mutual Release was signed on July 17th, 2006.


ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.
     -       None

(b)  Pro Forma Financial Information.
     -       None

(c)  Exhibits.
     -       None



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSPREY GOLD CORP.


                                        By: /s/ Georges Benarroch
                                            ------------------------------------
                                            Georges Benarroch, President

October 4, 2006